SCUDDER
                                                                     INVESTMENTS


Scudder International Select Equity Fund

Supplement to the Currently Effective Prospectuses

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The following information supplements the "Other Investments" section of each prospectus.

The fund may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the fund will not hold more than 15% of its net assets in emerging markets.


The following information supplements the "The Main Risks of Investing in the Fund" section of each prospectus.

Emerging Market Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the portfolio managers carefully limit and balance the fund's commitment to these markets.





April 23, 2004